Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE TURNING POINT THERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO TURNING POINT THERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

Amendment No. 1

to  License Agreement

This Amendment No. 1 to License Agreement (this “Amendment No. 1”) is made effective as of March   31, 2021 (the “Amendment Effective Date”), by and between Turning Point Therapeutics, Inc., a corporation organized and existing under the laws of Delaware (“TPTX”) located at 10628 Science Center Drive, Suite 200, San Diego, California 92121, United States of America, and Zai Lab (Shanghai) Co., Ltd., an exempted company organized and existing under the laws of P.R. of China, located at 4F, Bldg 1, Jinchuang Plaza, 4560 Jinke Rd, Shanghai, China, 201210 (“Zai”).

 Whereas, TPTX and Zai are parties to a License Agreement, dated January 10, 2021 (the “Agreement”); and

Whereas, TPTX and Zai wish to amend the Agreement as described in this Amendment No. 1. Capitalized terms not defined in this Amendment No. 1 shall have the meaning ascribed such terms in the Agreement.

Now, Therefore, TPTX and Zai agree to amend the Agreement as follows:

1.	The first two sentences of Section 2.7 (TPTX’s Right of First Negotiation) of the Agreement are hereby deleted and replaced in their entirety with the following:

“During the [***] month period following the Effective Date, Zai will provide [***]. TPTX will [***], with such notice to be given [***] the “Zai Pipeline Product”).”

2.	As amended hereby, the terms and conditions of the Agreement remain in full force and effect.

3.

This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  Electronic signatures or signatures on pdf versions of this Amendment No. 1 exchanged via email, shall be deemed original signatures for all purposes.

In Witness Whereof, the Parties intending to be bound have caused this Amendment No. 1 to be executed by their duly authorized representatives effective as of the Amendment Effective Date.

Turning Point Therapeutics, Inc. By: /s/Athena Countouriotis Name: Athena Countouriotis Title: Chief Executive Officer Date: April 01, 2021	Zai Lab (Shanghai) Co., Ltd. By: /s/ Samantha Du Name: Samantha Du Title: CEO and Chairperson Date: April 01, 2021

1